                                  EXHIBIT 10.18















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



                            EIGHTH AMENDMENT TO LEASE

         THIS EIGHTH AMENDMENT TO LEASE (the "Eighth Amendment"), is made this _______ day of May, 1998 by and between STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM (as "Landlord") and FIRST WAVE TECHNOLOGIES, INC. (as "Tenant").

                                  WITNESSETH:

         WHEREAS, Atlanta Overlook Associates #3 ("AOA") and Tenant did enter into that certain Lease Agreement (the "Original Lease"), dated as of January 30, 1988, for space in that certain building known as "Overlook III" (the "Building"); and

         WHEREAS, AOA and Tenant did enter into that certain First Amendment of Office Building Lease (the "First Amendment"), dated as of December 27, 1988; and

         WHEREAS, AOA did convey its interest in the Building and Original Lease, as amended, to Landlord; and

         WHEREAS, Landlord and Tenant did enter into that certain Second Amendment of Office Building Lease (the "Second Amendment"), dated as of October 2, 1989; and

         WHEREAS, Landlord and Tenant did enter into that certain Third Amendment of Office Building Lease (the "Third Amendment"), dated as of March 10, 1993; and

         WHEREAS, Landlord and Tenant did enter into that certain Fourth Amendment of Office Building Lease (the "Fourth Amendment"), dated as of June 24, 1993; and

         WHEREAS, Landlord and Tenant did enter into that certain Fifth Amendment of Office Building Lease (the "Fifth Amendment"), dated as of March 22, 1994; and

         WHEREAS, Landlord and Tenant did enter into that certain Sixth Amendment of Office Building Lease (the "Sixth Amendment"), dated as of September 22, 1994; and

         WHEREAS, Brock Control Systems, Inc. did change its name to Brock International, Inc. and Brock International, Inc. did assume the obligations of Brock Control Systems, Inc. under the Original Lease, as amended; and

         WHEREAS, Landlord and Tenant did enter into that certain Seventh Amendment of Office Building Lease (the "Seventh Amendment"), dated as of January 20, 1998; and

         WHEREAS, Brock International, Inc. did change its name to First Wave Technologies, Inc. and First Wave Technologies, Inc. did assume the obligations of Brock International, Inc. under the Original Lease, as amended; and

         WHEREAS, the Original Lease, as modified by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, and Seventh Amendment are sometimes herein referred to as the Lease; and

         WHEREAS, Landlord and Tenant desire to modify and amend the Lease, in the manner and for the purposes herein set forth.

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, and for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, paid by the parties hereto to one another, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:


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         1.       Expansion Space. (a) From and after November 1, 1998 (the
"Expansion Space Commencement Date"), Landlord shall lease to Tenant and Tenant shall lease from Landlord that certain space consisting of approximately 3,277 rentable square feet of space on the fifteenth (15th) floor of the Building (hereinafter sometimes collectively referred to as the "Expansion Space"), as such space is more particularly described as outlined in Exhibit "A" which is attached hereto and incorporated herein by reference. The term of lease (the "Expansion Lease Term") for such Expansion Space is from November 1, 1998 through October 31, 2000.


         (b) From and after November 1, 1998, any reference in the Lease to the "Premises" shall include the Expansion Space as shown on Exhibit "A" to this Eighth Amendment.

         2. Base Rent. The Base Rent during the Expansion Space Term, shall be as follows:

                                                     PER RSF PER
                         PERIOD                    ANNUM BASE RENT
                         ------                    ---------------

                  11/01/98 - 10/31/00                   $22.00

         Such Base Rent shall be paid by Tenant at the time and in the manner that Base Rent is paid under the Lease. The aforesaid charges do not include any other charges which might otherwise be due from Tenant under the terms and conditions of the Lease.

         3. Tenant's Share. Tenant's Share as described in Paragraph 4 of the Seventh Amendment shall be adjusted accordingly and, from and after November 1, 1998, Tenant's Share shall be (subject to further adjustments as provided in the Lease) 6.59%.

         4. Escalation. Beginning January 1, 1999, in addition to the Base Rent, Tenant agrees to pay as Additional Rent to Landlord, Tenant's Share of Estimated Operating Costs in excess of the Operating Costs for the Building for 1998, as such terms are defined in Paragraph 5 of the Seventh Amendment and Exhibit "B" of the Seventh Amendment.

         5. Tenant Improvements. (a) Tenant hereby takes and accepts the Expansion Space "as is, where is", with no representation or warranty by Landlord as to the fitness or suitability of the Expansion Space for Tenant's purpose.

         (b) If Tenant desires any additional work in the Expansion Space, then the work will be provided subject to Landlord's prior consent only, and by Landlord at Tenant's sole cost and expense. Such amount will be paid to Landlord within thirty (30) days after demand therefor is made by Landlord.

         6. Brokerage. LASALLE PARTNERS MANAGEMENT LIMITED ("LASALLE") HAS REPRESENTED LANDLORD IN THIS TRANSACTION AND SHALL BE PAID A COMMISSION BY LANDLORD IN CONNECTION WITH THIS AMENDMENT UNDER A SEPARATE AGREEMENT. Tenant warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Eighth Amendment, and Tenant agrees to indemnify Landlord against all costs, expenses, attorneys' fees or other liability for commissions or other compensation or charges claimed by any broker or agent claiming the same by, through or under Tenant.

         7. Expansion Rights. Paragraph 7 (Expansion Rights) of the Seventh Amendment is hereby deleted in its entirety, and shall be of no further force or effect.

         8. No Other Modifications. Except as set forth herein to the contrary, all of the terms and conditions of the Lease shall remain in full force and effect and shall govern and control Tenant's lease



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from Landlord of the Premises. Tenant acknowledges and agrees that the Lease is in full effect in accordance with its terms.

         9. Transfers, Successors and Assigns. This Eighth Amendment shall inure to the benefit of and shall be binding upon Landlord, Tenant and their respective transfers, successors and assigns.

         10. Georgia Law. This Eighth Amendment shall be construed and interpreted under and pursuant to the laws of the State of Georgia.

         11. Exhibit. This Eighth Amendment includes Exhibit "A" (one page, attached).

         IN WITNESS WHEREOF, the undersigned have caused this Eighth Amendment to be executed under seal and delivered on the date and year first above written.

                            "LANDLORD"

                            State of California Public Employees' Retirement System

                            By: LaSalle Advisors Capital Management, Inc., its Agent

                            By:
                                     --------------------------------------

                                     --------------------------------------


                            By:
                                     --------------------------------------

                                     -------------------------------------


                            "TENANT"

                            Firstwave Technologies, Inc.

                            By:
                                     --------------------------------------

                                     its:
                                           --------------------------------

                            Attest:
                                     --------------------------------------

                                     its:
                                           --------------------------------

                                                (CORPORATE SEAL)



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                                   EXHIBIT "A"

                          Attached to and made part of

                      Lease Agreement dated: May ____, 1998

        Landlord: State of California Public Employees' Retirement System

                      Tenant: Firstwave Technologies, Inc.


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